Brokerwebs

Web Design & Marketing Solutions

Re-Design & Package Code from Kanab.Club to create Goccha

Prepared for:
Himalaya Technologies Inc.

Prepared by:
Brokerwebs LLC.

Who is Brokerwebs?


DIGITAL EXPERIENCES
That Drive Business Performance

Who We Are

Brokerwebs is an Industry leading web development agency located in Chicago IL. Brokerwebs has been producing high quality web sites and advanced technology solutions for over 8 years. Our Current book of business is over 600 active clients and counting.

Our Team

At Brokerwebs we have a diverse team of both developers and designers to manage advanced applications. Our Team is comprised of Industry Veterans as well as fresh design talent. The key is organized process mixed with great people. Additionally our boutique footprint gives us the advantage of Individual client attention.

Pre Planning & Due Diligence

The key to project success comes down to process. One key difference between us and other firms is the attention to detail in pre-planning. We meticulously plan for the unexpected and address potential pitfalls before they happen.

View our Portfolio & Client Case Studies

[Brokerwebs Online Portfolio]

Duplication & Packaging of Existing Code

Introduction:

This Statement of Work (SOW) outlines the duplication and packaging of code from the Kanab.club platform to create a new platform called Goccha. The purpose of this project is to leverage the existing features and functionalities of Kanab.club and adapt them to create a new, customized platform for Goccha

Project Scope: Duplicating and Packaging Code for new Social Media Site Deployments

The scope of the project includes the following tasks:

1. **Code Duplication and Repository Setup:**
    - Duplicate source code from the Kanab.club platform
    - Create a new repository for Goccha and push the duplicated code
2. **Platform Customization:**
    - Modify the platform's user interface (UI) design, including colors, fonts, and logos
    - Customize the platform's user experience (UX) based on Goccha's requirements
    - Update the platform's back-end architecture to accommodate Goccha's needs
3. **Security and Compliance:**
    - Ensure that the Goccha platform complies with relevant data protection regulations
    - Implement security measures to protect user data and prevent unauthorized access
4. **Quality Assurance and Testing:**
    - Perform rigorous testing of the Goccha platform to identify and fix bugs
    - Conduct user acceptance testing (UAT) to ensure that the platform meets Goccha's requirements
5. **Deployment and Launch:**
    - Prepare the Goccha platform for deployment on Wix servers utilizing established cloud infrastructure
    - Execute the platform launch and provide ongoing support as needed

Development Process Overview

At Brokerwebs we understand that every project presents its own series of challenges. While many can be avoided with great pre planning we still anticipate the unexpected. We have included a full breakdown of our process.

Phase 1: WireFrames / Pre-Project Preparation.

- Our Development team will begin the project by starting with wire frames, flow charts, and development schedule. We will pre-schedule consultation points with your team periodically throughout the process along with project updates. We also Utilize a tailored client portal with relevant onboarding questions to make the process even quicker.

Phase 2: UX/UI Design Implementation: Initial Concept #1 Designed

- Our Design Development team will begin doing front end design work on the existing platform designed by the Development team. We will evaluate and design to meet current trends. Furthermore we will round out the Mobile Experience and consult with Client during this process.

Phase 4: Revision Stage

- Our Design team will collaborate Closely with your Marketing Team to revise the designs to match any revision you see fit. We utilize a tool called Pastel to make the process quick and efficient for marking up designs.

Phase 5: Mobile Optimization & Launch

- Once we're complete with Revisions our team will optimize for mobile and launch to your platform as needed.

Timeline (Estimated)

Estimated Timeline 3 Weeks depending on client needs

- Please note that client revisions may extend timelines.

Development Quotes

Quote without Wireframes (Client Provided Design)	Price	QTY	Subtotal
Duplication & Package of Code Base Package code for extended re-deployment. Include database migration	$6,500.00	1	$6,500.00
Design Optimization of Duplicated Site Price to Re-skin platform to client specs	$3,000.00	1	$3,000.00
Logo Design for Goccha Optional Inclusive of Above Pricing	$500.00	1	$500.00
Consultation	$0.00	1	$0.00

Subtotal	**$10,000.00**
Discount	**$0.00**
Tax	**$0.00**
Total	**$10,000.00**

Approval

Once you've reviewed the timeline and pricing above, simply sign below to approve your web design project. I will reach out to you to schedule our initial discovery session and generate your first invoice within 24 hours.

Brokerwebs LLC.



12/07/2023

Himalaya Technologies Inc.



12/08/2023

Brokerwebs

Web Design & Marketing Solutions

Kanab.Club App Conversion

Prepared for:
Himalaya Technologies Inc.

Prepared by:
Brokerwebs LLC.

Who is Brokerwebs?


DIGITAL EXPERIENCES
That Drive Business Performance

Who We Are

Brokerwebs is an Industry leading web development agency located in Chicago IL. Brokerwebs has been producing high quality web sites and advanced technology solutions for over 8 years. Our Current book of business is over 600 active clients and counting.

Our Team

At Brokerwebs we have a diverse team of both developers and designers to manage advanced applications. Our Team is comprised of Industry Veterans as well as fresh design talent. The key is organized process mixed with great people. Additionally our boutique footprint gives us the advantage of Individual client attention.

Pre Planning & Due Diligence

The key to project success comes down to process. One key difference between us and other firms is the attention to detail in pre-planning. We meticulously plan for the unexpected and address potential pitfalls before they happen.

View our Portfolio & Client Case Studies

Brokerwebs Online Portfolio

Duplication & Packaging of Existing Code

Introduction:

Brokerwebs will create a special duplication of existing Kanab.Club platform and convert existing code to an APK format with submission to App Store. Using a unique process Brokerwebs will convert the existing Code into a compliant format for App deployment. This will allow full functionality and quicker deployment to App.

Project Scope: Duplicating and Packaging Code for new Social Media Site Deployments

The scope of the project includes the following tasks:

1. **Code Duplication and App Conversion:**
    - Duplicate source code from the Kanab.club platform
    - Create a new repository for Code and Convert to App compliant APK Format
2. **Platform Customization:**
    - Modify the platform's user interface (UI) design, including colors, fonts, and logos
    - Customize the platform's user experience (UX) to better fit app requirements
    - Update the platform's back-end architecture to accommodate App needs
3. **Security and Compliance:**
    - Ensure that the Kanab.Club platform complies with relevant data protection regulations
    - Implement security measures to protect user data and prevent unauthorized access
4. **Quality Assurance and Testing:**
    - Perform rigorous testing of the Kanab.Club App to identify and fix bugs
    - Conduct user acceptance testing (UAT) to ensure that the platform meets Himalaya Technologies requirements
5. **Deployment and Launch:**
    - Prepare APK with existing code via affiliate developer and package for App Stores
    - Work to get App through the App Store verification. As a contingency we may have to change the subject matter to obtain App verification. There can be no assurances that Brokerwebs will be successful in deploying the new app with a Cannabis Related Content in which case we may reserve the right to rename and re-deploy.

Development Process Overview

At Brokerwebs we understand that every project presents its own series of challenges. While many can be avoided with great pre planning we still anticipate the unexpected. We have included a full breakdown of our process.

Phase 1: WireFrames / Pre-Project Preparation.

- Our Development team will begin the project by starting with wire frames, flow charts, and development schedule. We will pre-schedule consultation points with your team periodically throughout the process along with project updates. We also Utilize a tailored client portal with relevant onboarding questions to make the process even quicker.

Phase 2: UX/UI Design Implementation: Initial Concept #1 Designed

- Our Design Development team will begin doing front end design work on the existing platform designed by the Development team. We will evaluate and design to meet current trends. Furthermore we will round out the Mobile Experience and consult with Client during this process.

Phase 4: Revision Stage

- Our Design team will collaborate Closely with your Marketing Team to revise the designs to match any revision you see fit. We utilize a tool called Pastel to make the process quick and efficient for marking up designs.

Phase 5: Mobile Optimization & Launch

- Once we're complete with Revisions our team will optimize for mobile and launch to your platform as needed.

Timeline (Estimated)

Estimated Timeline 4 - 6 Weeks depending on client needs

- Please note that client revisions may extend timelines.

Development Quotes

Quote without Wireframes (Client Provided Design)	Price	QTY	Subtotal
Duplication & Package of Code Base to APK no changes to existing usability Package code for extended re-deployment and adapt to app store	$10,500.00	1	$10,500.00

Subtotal	**$10,500.00**
Discount	**$0.00**
Tax	**$0.00**
Total	**$10,500.00**

Approval

Once you've reviewed the timeline and pricing above, simply sign below to approve your web design project. I will reach out to you to schedule our initial discovery session and generate your first invoice within 24 hours.

Brokerwebs LLC.

12/07/2023

Himalaya Technologies Inc.

12/08/2023